SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                May 12, 2000
                     ----------------------------------
                     (Date of earliest event reported)


                     CHAMPION INTERNATIONAL CORPORATION
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


         New York                 1-3053                    13-1427390
      ---------------      ---------------------        -------------------
        (State of          (Commission File No.)          (IRS Employer
      Incorporation)                                    Identification No.)


              One Champion Plaza, Stamford, Connecticut 06921
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (203) 358-7000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 5.   Other Events

          On May 12, 2000, Champion International Corporation ("Champion"), International Paper Company and Condor Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto and incorporated herein by reference.

          On May 12, 2000, Champion's Board of Directors approved a Rights Agreement between Champion and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement"), which is intended to protect against certain abusive tactics that might be implemented by a third party in an effort to prevent the consummation of the transactions contemplated by the Merger Agreement. The Rights Agreement exempts from its provisions any tender offer or exchange offer for all outstanding shares of Champion common stock or any merger or similar transaction approved by the Champion Board of Directors. Accordingly, the execution of the Merger Agreement and the consummation of the transactions contemplated thereby will not trigger the provisions of the Rights Agreement. The rights issued pursuant to the Rights Agreement are attached to the shares of Champion common stock, and will be represented by certificates representing Champion common stock until (a) the tenth day following the public announcement that a person has become the beneficial owner of 20% or more of Champion's common stock or
(b) the tenth business day following the commencement by a person of a tender offer or exchange offer which would, if consummated, result in such person becoming the beneficial owner of 20% or more of Champion's common stock.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c) Exhibits

              2.1 Agreement and Plan of Merger, dated as of May 12, 2000, among Champion International Corporation, International Paper Company and Condor Acquisition Corporation.




                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 17, 2000


                                   CHAMPION INTERNATIONAL CORPORATION


                                   By:  /s/ Lawrence A. Fox
                                      -----------------------------------
                                      Name:  Lawrence A. Fox
                                      Title: Vice President and Secretary




                               EXHIBIT INDEX

Exhibit No.   Description

     2.1 Agreement and Plan of Merger, dated as of May 12, 2000, among Champion International Corporation, International Paper Company and Condor Acquisition Corporation